 Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Richard N. Marshall and Robert M. Kerrigan, III, or either of them, acting individually or together, as such person's true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and revocation, to act in any capacity for such person and in such person's name, place and stead in any and all capacities, to sign the Annual Rerport on Form 10-K for the year ended December 31, 2009 of Southern Union Company, a Delaware corporation, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange.

Dated:   March 1, 2010

/s/ George L. Lindemann                                                                                                     /s/ Eric D. Herschmann
George L. Lindemann                                                                                                          Eric D. Herschmann

/s/ Michal Barzuza                                                                                                               /s/ Herbert H. Jacobi
Michal Barzuza                                                                                                                                                                                   Herbert H. Jacobi

/s/ David Brodsky                                                                                                                                                                             /s/ Thomas N. McCarter, III
David Brodsky                                                                                                                                                                                   Thomas N. McCarter, III

/s/ Frank W. Denius                                                                                                                                                                  /s/ George Rountree, III
Frank W. Denius                                                                                                                                                             George Rountree, III

/s/ Kurt A. Gitter, M.D.                                                                                                                                                                     /s/ Allan D. Scherer
Kurt A. Gitter, M.D.                                                                                                                                                                           Allan D. Scherer